EXHIBIT 99.1 Business Update Australian Investor Meetings June 26-27, 2018

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward- looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Financial Performance • Environmental, Social, Governance (ESG) Commitment • Summary 3

DTE Energy overview Leader in ~$18B Winner market cap of 6 consecutive continuous Gallup Great Workplace Awards improvement 10,000 employees Fortune 300 company 100+ years of continuous dividend payments Top quartile in residential customer satisfaction for both DTE Electric & Michigan’s largest investor DTE Gas in and producer of DTE headquarters DTE operations renewable energy 4

Growth driven by strong, stable utilities and complementary non-utility businesses 75% - 80% Utility 20% - 25% Non-utility Growth driven by investments aimed at Growth driven by strategic opportunities improving reliability DTE Electric Gas Storage & Pipelines • Electric generation and • Transport, store and gather distribution natural gas • 2.2 million customers • 5 pipelines, 91 Bcf of storage • Fully regulated Power & Industrial Projects • Own and operate energy DTE Gas related assets 16 states • Natural gas transmission, • storage and distribution Energy Trading • 1.3 million customers • Active physical and financial • Fully regulated gas and power marketing company DTE’s earnings are over 85% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects 5

Success is tied to continued focus on our system of priorities and aspiration To be the best-operated energy company in North America and a force for growth and prosperity in the communities where we live and serve 6

Employee and customer focus provides a solid framework for success Employee Customer Safety Engagement Satisfaction AGA’s Safety Achievement Gallup’s Great Workplace Both utilities ranked 1st by Award Award business customers* nd th ...2 consecutive year …6 consecutive year Both utilities ranked 2nd in …ranked in top 4% residential customer of the world satisfaction** National Safety Council’s Ranked 7th top 2% on Indeed’s list of Increased investment in of companies surveyed in Best Places to Work reliability infrastructure and safety culture in Fortune 500 enhanced customer channels * J.D. Power 2017 Electric and Gas Utility Business Customer Satisfaction Study. Visit jdpower.com ** J.D. Power 2017 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com 7

Strong track record of cost management is a direct result of our focus on continuous improvement Average annual percentage change in O&M costs 2008 – 2016 Electric utility* Controlling costs while improving the customer experience ✓ Continuous improvements 3% ✓ Productivity enhancements 1% ✓ DTE Peers Technology innovations ✓ Automation ✓ Gas utility** Infrastructure replacements ✓ Transition to cleaner energy 2% -1% DTE Peers * Source: SNL Financial, FERC Form 1; major US electric utilities with O&M greater than $800 million excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 8

Maintaining customer affordability while investing in our utilities DTE Electric 2012 2017 2012 2017 Average annual residential bill Average industrial rate DTE Gas 2012 2017 2012 2017 Average annual residential bill Average industrial rate 9

Michigan’s regulatory environment continues to be constructive Ranking of state utility regulatory environments* (Michigan in Tier 1) Solid regulatory climate Tier 1 5 States driven by ✓ Constructive and consistent regulatory outcomes Tier 2 13 States ✓ Solid ROEs ✓ Unique recovery mechanisms Tier 3 15 States ✓ Focus on customer affordability ✓ 100% ownership of incremental Tier 4 12 States renewable generation ✓ Energy waste reduction incentives ✓ Tier 5 5 States Commitment to being a force for growth in communities 10 * Source: Wells Fargo, November 2017

Strong track record supports commitment to deliver long-term value to shareholders Total Shareholder Return DTE outperforms S&P 500 utilities DTE Energy 5% - 7% S&P 500 Utilities 253% ~3% Dividend yield* Operating EPS** 146% growth rate 7% dividend through 2022 83% growth rate 66% through 2020*** 43% 31% 3-YR 5-YR 10-YR Source: Bloomberg, as of 5/31/18 Supported by a strong balance sheet * Dividend yield based on current declared dividend annualized divided by DTE stock price as of 5/31/18 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 11 *** Subject to Board approval

Managing our business through established base, lean and invest plans has provided consistent success Invest FAVORABLE WEATHER Base UNFAVORABLE Lean WEATHER • Along with our base plan, we enter each year with prepared “lean” and “invest” plans • Developing three plans allows us to be flexible and adapt to external forces such as weather and helps us achieve our financial goals ✓ 9 consecutive years of exceeding original operating EPS* guidance ✓ Consistently earn authorized ROEs 12 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Michigan’s economy is strong Gross State Product (billions) $451 $430 $440 $412 $422 2014 2015 2016 2017 2018E 11th top state for business in 2017* 9th best state to make a living in 2017** Michigan has the highest number of manufacturing jobs since 2007*** Lowest unemployment in Michigan since 2000*** * CNBC ** Forbes 13 *** U.S. Department of Labor

• Overview • Long-Term Growth Update • Financial Performance • Environmental, Social, Governance (ESG) Commitment • Summary 14

Growth fueled by investment in utility infrastructure and generation along with midstream opportunities (billions) DTE Energy Investment Electric $10.4 billion $17 Distribution infrastructure, maintenance, new generation $12 Gas $2.1 billion Base infrastructure, main renewal, NEXUS related GSP $2.8 - $3.4 billion Expansions, NEXUS P&I $0.8 - $1.2 billion 2013 - 2017 2018 - 2022 Industrial energy services, projects, renewables 15

DTE Electric overview Upgrading Transitioning to distribution lines cleaner energy DTE Electric service territory $16.5B ~11,000 2017 rate megawatt system 2.2M base capacity customers $10.4B Founded 5-year capital plan 1886 (2018-2022) 16

Generation and distribution infrastructure replacement will continue to improve service (billions) DTE Electric Investment New generation Transitioning generation portfolio to more sustainable energy $10.4 Distribution infrastructure $7.8 Progress to best in class in reliability Base infrastructure Reduce costs through productivity and efficiency investments 2013 - 2017 2018 - 2022 17

Committed to generating cleaner energy for our customers Carbon emissions reduction goals* -30% -45% -75% >-80% 2005 ~2022 2030 2040 2050 50% clean energy by 2030 25% renewables by 2030 >80% carbon reduction by 2050 18 * CO2 percentage reductions from 2005 levels

Replacing coal with renewables and natural gas Planned Retirements (~6,400 MW) River St. Trenton Belle Monroe Rouge Clair Channel River 2020 2030 2040 2050 Planned Additions (~7,500 MW*) 2018-2022 1,000 MW Additional renewables capacity (TBD) 2018-2022 15 MW 2022 Additional natural gas capacity (TBD) 1,100 MW A steady march toward zero-emitting and low-emitting resources * Subject to change based on capacity mix 19

Increasing reliability and customer satisfaction with distribution investments Infrastructure Improves circuit reliability resilience Addresses substation load growth Infrastructure and aging infrastructure redesign Technology Targets 100% remote monitoring enhancement Tree Improves distribution reliability trimming 20

DTE Gas overview Renewing 4,000 miles of cast iron and unprotected distribution main DTE Gas service territory $2.1B 139 Bcf 5-year capital plan storage 1.3M (2018-2022) capacity customers Founded $4.0B 2017 rate base 1849 19,000 miles distribution main 21

Improving service to customers through infrastructure renewal and replacement (billions) DTE Gas Investment NEXUS related Compression $2.1 Infrastructure renewal Proposing accelerated 15 year main renewal cycle $1.6 Base infrastructure Transmission, compression, distribution, storage 2013 - 2017 2018 - 2022 22

Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity Minimizes leaks - reducing costs and improving customer Main satisfaction - Filed proposal to increase renewal pace of main renewal Reduces manual meter reading - improving operational Meter efficiencies and customer move out satisfaction Strengthens the system - Pipeline decreasing the potential for integrity system issues 23

GSP overview 5 pipelines, 1,600 miles ??? of pipe and Transport, store gathering lines and gather natural gas $2.8B – $3.4B 91 Bcf 5-year capital plan of storage (2018-2022) Serves markets in Midwest, Northeast, Mid-Atlantic, and Southeast 24

Expanding strategic footprint in the most prolific dry gas geology in the country Michigan Northeast Gathering Ontario Market Bluestone Birdsboro Midwest Link Lateral & Gathering Mid-Atlantic & LNG Southeast Gulf 25

GSP has an asset portfolio with multiple growth platforms Millennium Pipeline (26.25%) 0.8 Bcf/d • 0.1 Bcf/d expansion 4Q18 • 0.2 Bcf/d expansion 2H18 • Firm capacity/demand-based contracts Bluestone Pipeline & Gathering 1.1 Bcf/d • Bi-directional pipe • Firm capacity/demand-based contracts • Gathering is minimum volume based • 0.1 Bcf/d expansion 3Q18 NEXUS Pipeline (50%) 1.5 Bcf/d • Targeting late 3Q18 in-service • Firm capacity/demand-based contracts Link 2.2 Bcf/d • Lateral and gathering assets in Marcellus / Dry Utica basin Vector Pipeline (40%) 1.3 Bcf/d • Bi-directional pipe • Firm capacity/demand-based contracts GSP Gas Storage 91 Bcf • Strategically located between Chicago and Dawn trading hubs 26

GSP is focused on continued success Growth Plan • Continuing progress on NEXUS Operating earnings* ‒ Finalizing agreements with two new industrial 2022 target customers $280 - $290 million ‒ Construction progressing on budget and on schedule Capital investment 2018 - 2022 ‒ Active contract negotiations with additional $2.8 - $3.4 billion shippers • Executing on Link ‒ Expanded gathering and transport agreement with a producer, doubling their capacity ‒ Continued future investment • Expanding Bluestone and Millennium pipelines ‒ Progressing on multiple expansions in 2018 27 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

P&I overview Geographic diversity Industrial energy services, renewable energy, and reduced emissions fuel $0.8B – $1.2B 5-year capital plan (2018-2022) Leading developer of energy related businesses in North America 191 MW renewable plant capacity 28

Capitalizing on growth opportunities in our key business areas Finalized new large combined Industrial energy heat and power (CHP) project and continuing to develop services strong queue of opportunities Integrating two Renewable Renewable Natural Gas (RNG) acquisitions and in advanced discussions on energy several others Maximizing performance and Reduced emissions value through 2021 fuel 29

P&I is focused on progress toward long-term growth Growth Plan • Continued development of industrial energy projects Operating earnings* ‒ Initial stages of construction on Ford Motor 2022 target Company complex $65 - $75 million ‒ Advancing discussions on new CHP plant ‒ Pursuing strong pipeline of additional CHP projects Capital investment 2018 - 2022 • Focus on RNG opportunities $0.8 - $1.2 billion ‒ Integrated two recent acquisitions ‒ Finalizing agreement on new project ‒ Pursuing strong pipeline of additional RNG projects • Maximizing performance and value of reduced emissions fuel projects through 2021 30 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

• Overview • Long-Term Growth Update • Financial Performance • Environmental, Social, Governance (ESG) Commitment • Summary 31

Confident in achieving 2018 operating EPS* guidance (millions, except EPS) 1Q 2018 2018 Actuals Guidance DTE Electric $142 $648 - $662 DTE Gas 111 152 - 160 Gas Storage & Pipelines 62 185 - 195 Power & Industrial Projects 42 115 - 135 Corporate & Other (16) (100) - (90) Growth segments** $341 $1,000 - $1,062 Growth segments operating EPS $1.91 $5.54 - $5.88 Energy Trading $1 $5 - $20 DTE Energy $342 $1,005 - $1,082 Operating EPS $1.91 $5.57 - $5.99 ✓ Avg. Shares Outstanding 180 181 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 32 ** Growth segments exclude Energy Trading

Issuing $300 million of equity in 2018 while maintaining strong cash flow and balance sheet Leverage* Target 50% - 54% • Issue $800 million of equity 2018-2020 51% ‒ $300 million in 2018 using internal mechanisms • $1.4 billion of available liquidity at 2017 2018-2020E March 31, 2018 • Maintain strong BBB credit rating Funds from Operations** / Debt* Target 18% - 19% 20% 2017 2018-2020E * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 33 ** Funds from Operations (FFO) is calculated using operating earnings, reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

• Overview • Long-Term Growth Update • Financial Performance • Environmental, Social, Governance (ESG) Commitment • Summary 34

Recognized by environmental, social and governance analysts for our sustainability goals • Environmental leadership ‒ Generation portfolio shift to renewables and gas (including one of the largest solar arrays in the Midwest) ‒ Greenhouse gas reduction program in place with targets and deadlines • Social / corporate citizenship ‒ Talent development, recruitment and retention programs ‒ Formal health and safety commitment ‒ Low-income customer programs • Governance and ethics ‒ 12 of 13 DTE Energy Board directors are independent ‒ Board includes separate Corporate Governance and Public Responsibility Committees ‒ Incentive plans are tied to safety and customer satisfaction targets Photo taken at DTE power plant nature reserve 35

Accelerating plans to produce cleaner energy and targeting at least 50% clean energy by 2030 ~280 DTE owned Generation mix wind turbines in- 1% 2% 10% service with 65 more 20% 2% 25% - Renewables 30% expected in 2018 24% 20% - Natural gas 25% 77% Nuclear & other 64% 20% 30% Coal 2005 2017 2030* Over 80% reduction of carbon emissions by 2050** Targeting at least 50% clean energy by 2030 Largest solar energy producer in Michigan with 31 solar arrays * Timing and mix are subject to change ** CO2 percentage reductions from 2005 levels 36

Creating a balanced mix of cleaner, affordable and reliable energy sources for customers DTE Energy accelerates plans for cleaner energy in Michigan May 18, 2018 Targeting at least 50% clean energy goal by 2030…at least 25% renewable energy DTE Electric among first energy companies in nation to issue green bonds May 1, 2018 “Green bonds will help finance our low-carbon investments, which will enable us to continue moving Michigan toward a cleaner, more sustainable energy future,” said Gerry Anderson, chairman and CEO of DTE Energy DTE Energy receives Climate Leadership Award March 1, 2018 DTE Energy’s Chairman and CEO has been selected as the recipient of the Individual Climate Leadership award by the Center for Climate and Energy Solutions and The Climate Registry for driving DTE Energy's goal to reduce carbon emissions by more than 80 percent by 2050 37

Committed to operating in an ethical and socially responsible manner • Over 55,000 employee volunteer hours in 2017 • Received the 2018 Business Diversity Innovation Award from the Edison Electric Institute • Recognized by DiversityInc as a top- five utility in the nation for: – Hiring and promoting women and minorities – Culturally inclusive workplace – Strong supplier diversity • Board membership reflects a diversity of experience, gender, race, ethnicity and age 38

Maximizing our efforts to be a force for growth in the communities where we live and serve ✓ Strengthen our communities ✓ Catalyze economic growth Education & ✓ Employment Broaden relationships with partners and stakeholders Political Economic Leadership Progress Community Environmental Transformation Leadership 39

• Overview • Long-Term Growth Update • Financial Performance • Environmental, Social, Governance (ESG) Commitment • Summary 40

Summary • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Expanding non-utility businesses through strategic and sustainable growth • Delivering strong operating EPS* and dividend growth that drive premium total shareholder return • Executing on environmental, social and governance commitments 41 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Appendix 42

Visit our website for updates on our force for growth initiatives Learn more at DTEImpact.com One Energy Plaza, Detroit, MI 48226-1221 impact@dteenergy.com 43

DTE continues to provide exceptional customer satisfaction Residential Electric Residential Gas Business Electric Business Gas Utility* Utility* Utility** Utility** Goal Goal DTE DTE DTE DTE * J.D. Power 2017 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com ** J.D. Power 2017 Electric and Gas Utility Business Customer Satisfaction Study. Visit jdpower.com 44

Utility regulatory update

DTE Energy

DTE Electric

- General rate order - April 2018 (U-18255)
  - Effective: May 2018
  - Rate recovery: $65 million
  - ROE: 10%
  - Capital structure: 50% debt, 50% equity
  - Rate base: $15 billion
- Capacity charge case - April 2017 (U-18248)
  - March 2018 MPSC staff report indicated adequate capacity
  - Local clearing requirements determined 2H 2018
- 5 year electric distribution plan (U-20147)
  - Final plan filed January 2018
- Certificate of Necessity filing - July 2017 (U-18419)
  - Received order April 2018
- Next rate case filing June 2018

DTE Gas

- General rate case - November 2017 (U-18999)
  - Prior to tax reform, requested rate recovery: $85 million ($57 million net of infrastructure recovery mechanism)
  - Final order: September 2018
- Expect to file rate cases every ~2 years



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Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities • Establishes fair and reasonable rates and administers terms and conditions of service for Michigan’s utility customers • Composed of three members appointed by the Governor with the advice and confirmation of the State Senate • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor Sally Talberg Norm Saari Rachael Eubanks Chair Commissioner Commissioner Term Ends: 7/2/21 Term Ends: 7/2/19 Term Ends: 7/2/23 46

Both utilities increase customer reliability with investment plans over the next 5 years (millions) DTE Electric DTE Gas Targeting 6% - 7% growth Targeting 7% - 8% growth $10,400 $2,100 $10 NEXUS related $2,000 New generation Main $1,140 renewal $4,300 Distribution infrastructure Base $4,100 Base $950 infrastructure infrastructure 2018E - 2022E 2018E - 2022E 2017 2022 2017 2022 Depreciation $750M ~$1,076M Depreciation $122M ~$172M YE Rate Base* $16.5B ~$22.9B YE Rate Base** $4.0B ~$5.7B 47 * Includes working capital and rate base associated with surcharges ** Includes working capital

2018 cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2018 2018 Guidance Guidance Cash From Operations* $2.0 DTE Electric Base Infrastructure $750 Capital Expenditures (3.6) New Generation 340 Free Cash Flow ($1.6) Distribution Infrastructure 810 $1,900 Asset Sales & Other - DTE Gas Dividends (0.6) Base Infrastructure $257 Net Cash ($2.2) NEXUS Related 13 Main Renewal 190 Debt Financing: $460 Issuances $2.3 Non-Utility $1,100-$1,300 Redemptions (0.1) Change in Debt $2.2 Total $3,460-$3,660 48 * Includes $0.3 billion of equity issued for employee benefit programs

Tax reform benefits customers and is operating EPS* accretive ✓ Good for utility customers − Near-term rates ~3% lower driven by changes in current tax rates − Future rates decline from the deferred tax re-measurement ✓ Good for DTE 2018 impact − Non-utility businesses are clear winners with higher earnings − Earnings increase drives additional $0.10 operating EPS 2019 - 2022 impact − 5% - 7% operating EPS growth target from increased 2018 guidance − Operating earnings at utilities increase over time − Existing non-utility projects have de minimis exposure to lower FERC recourse rates ($1-$2 million) − Improvement in the economics of future non-utility projects may be shared with customers 49 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

1st quarter 2018 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

1Q 2018 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$140	$104	$62	$45	($21)	$330	$31	$361
Deferred tax remeasurement true-up	8	8			5	21		21
System implementation costs	1	1				2		2
Benefits expense reimbursement	(7)	(2)		(3)		(12)		(12)
Certain mark-to-market transactions							(30)	(30)
Operating Earnings	$142	$111	$62	$42	($16)	$341	$1	$342

EPS

1Q 2018 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$0.78	$0.58	$0.34	$0.25	($0.12)	$1.83	$0.17	$2.00
Deferred tax remeasurement true-up	0.04	0.04			0.05	0.13		0.13
System implementation costs	0.01	0.01				0.02		0.02
Benefits expense reimbursement	(0.04)	(0.01)		(0.02)		(0.07)		(0.07)
Certain mark-to-market transactions							(0.17)	(0.17)
Operating Earnings	$0.79	$0.62	$0.34	$0.23	($0.07)	$1.91	-	$1.91

* Total tax impact of adjustments to reported earnings: ($13 million)

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Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 51